TILSON INVESTMENT TRUST

TILSON FOCUS FUND
TILSON DIVIDEND FUND

SUPPLEMENT

Dated June 28, 2012

This Supplement to the Prospectus (the “Prospectus”) dated February 29, 2012 and supplemented on April 17, 2012 and Statement of Additional Information (“SAI”) dated February 29, 2012 for the Tilson Focus Fund and the Tilson Dividend Fund (each a “Fund” and the “Funds”), each a series Tilson Investment Trust (the “Trust”) updates the Prospectus and SAI to revise the information as described below.  For more information, please contact the Funds at 1-888-4Tilson (1-888-484-5766).

The purpose of this Supplement is to update information regarding the portfolio managers of the Funds.

Prospectus - Tilson Focus Fund

The following replaces in its entirety the section of the Prospectus entitled “Tilson Focus Fund –Management” on page 5 of the Prospectus:

T2 Partners Management LP is the investment advisor for the Focus Fund.  Glenn H. Tongue (Managing Director and Chief Compliance Officer of the Advisor) serves as portfolio manager of the Focus Fund and has served as a portfolio manager for the Focus Fund since the Focus Fund’s inception on March 16, 2005.

Prospectus - Investment Advisor

The following replaces in its entirety the third paragraph of the section of the Prospectus entitled “Management of the Funds – Investment Advisor” on page 16 of the Prospectus:

The Funds are managed primarily by Glenn H. Tongue, who has overall responsibility for the day-to-day management of the Funds’ portfolio and has managed the Funds since their inception.  The Funds’ Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Funds.

Prospectus - Portfolio Management

The following replaces in its entirety the section of the Prospectus entitled “Management of the Funds – Portfolio Management” beginning on page 18 of the Prospectus:

The Focus Fund is managed by Glenn H. Tongue and the Dividend Fund, with oversight from the Advisor, is managed by Zeke Ashton.  Background information for each of these individuals is included below.  The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Glenn H. Tongue.  Mr. Tongue is a general partner and co-manager of the Advisor and is the co-manager of the T2 Accredited Fund, L.P., Tilson Offshore Fund, Ltd. and T2 Qualified Fund, LP.  Prior to becoming a general partner and co-manager of the Advisor on April 1, 2004, Mr. Tongue spent 17 years working on Wall Street, most recently as an investment banker at UBS, where he was a Managing Director and Head of Acquisition Finance.  Before joining UBS, Mr. Tongue worked at Donaldson, Lufkin and Jenrette for 13 years, the last three of which he served as the President of DLJdirect, an on-line brokerage firm.  During his tenure there, he oversaw both DLJdirect’s IPO and ultimate sale.  Prior to DLJdirect, Mr. Tongue was a Managing Director in the Investment Bank at Donaldson, Lufkin and Jenrette, where he worked on over 100 transactions aggregating more than $40 billion.  Before working on Wall Street, Mr. Tongue managed sales, marketing, and certain operations at Blonder-Tongue, Inc., a manufacturer of pay television and cable television distribution equipment.  Mr. Tongue serves as a member of the board of directors of JMP Group, Inc., an investment banking and asset management firm.

Mr. Tongue received an MBA with Distinction from the Wharton School of Business and received a Bachelor of Science in Electrical Engineering and Computer Science from Princeton University.  He serves of the Board of All Souls School, an early childhood educational facility, and lives in New York, New York.

Zeke Ashton.  Mr. Ashton is the founder, managing partner, and a portfolio manager of the Sub-Advisor.  Prior to founding the Sub-Advisor and its affiliated advisor entity in 2002, Mr. Ashton served as the general partner and portfolio manager of Centaur Investments, LP, a private investment partnership, from its inception in November 1999 and was employed as an investment analyst for The Motley Fool.  While at The Motley Fool, Mr. Ashton developed and produced investing seminars, subscription investing newsletters, and stock research reports in addition to writing online investing articles.  Mr. Ashton also wrote investment columns with an emphasis on value investing for The Motley Fool on a free-lance basis.

Prior to his work at The Motley Fool, Mr. Ashton was employed as a senior analyst and project manager in the Zurich, Switzerland office of Infinity Systems, where he provided financial system consulting to Swiss regional and private banks.  From 1995 to 1999, Mr. Ashton was employed as a senior analyst and project manager for Wall Street Systems, a New York-based treasury and risk management software company.  In this role Mr. Ashton provided consulting services to various clients in Germany, Italy, and the United Kingdom.  Mr. Ashton graduated from Austin College in Sherman, Texas in 1995 with degrees in Economics and German.

SAI - Investment Advisor

The following replaces in its entirety the second paragraph of the section of the SAI entitled “Management and Other Service Providers – Investment Advisor” on page 28 of the SAI:

The Advisor manages the Funds’ investments in accordance with the stated policies of the Funds, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions and provides the Funds with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.  Glenn H. Tongue is responsible for the day-to-day management of the Funds’ portfolio.

SAI - Portfolio Managers

In the section of the SAI entitled “Management and Other Service Providers – Portfolio Managers” beginning on page 29 of the SAI all references to Whitney Tilson as a portfolio manager are hereby removed.

Investors should Retain This Supplement for Future Reference

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